Exhibit 99.2

          CROSS MEDIA MARKETING CORPORATION AND MEDIA OUTSOURCING, INC.
                             (Debtors-in-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-in-Possession

                             As of May 31, 2004 (a)

                                                                    May 31,
                                                                     2004
                                                                 ------------
                              ASSETS

Current assets:
    Cash and cash equivalents                                    $  5,694,166
    Consumer accounts receivable (b)                                7,303,322
    Other receivables                                               2,936,634
    Other current assets                                               77,059
                                                                 ------------
     Total current assets                                          16,011,181

Non-Current Assets
    Fixed assets, net                                               2,783,411

    Other assets                                                       90,722
                                                                 ------------
     Total Non-current assets                                       2,874,133
                                                                 ------------
       TOTAL ASSETS                                              $ 18,885,314
                                                                 ============

           LIABILITIES AND STOCKHOLDERS' EQUITY

Post Petition Liabilities:
    Accounts payable and accrued expenses (c)                       1,354,497
                                                                 ------------
     Total Post Petition Liabilities                                1,354,497

Pre Petition Liabilities
    Secured debt (d)                                               27,684,448

    Notes payable/preferred stock                                   5,050,000

    Unsecured claims                                               22,881,250
                                                                 ------------
     Total Pre Petition Liabilities                                55,615,698
                                                                 ------------

       Total Liabilities                                           56,970,195

Stockholders' Equity:
    Net retained earnings                                         (37,387,381)
    Notes receivable                                                 (697,500)
                                                                 ------------
     Total Stockholders' Equity                                   (38,084,881)
                                                                 ------------
       TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $ 18,885,314
                                                                 ============

          CROSS MEDIA MARKETING CORPORATION AND MEDIA OUTSOURCING, INC.
                             (Debtors-in-Possession)

        Consolidated Balance Sheet, excluding subsidiaries which are not
                              Debtors-in-Possession

                               As of May 31, 2004

Notes to the Balance Sheet:

(a) The balance sheet items above reflect the book value as of May 31, 2004. The balance sheet has not been adjusted to reflect the orderly liquidation value of the assets of the Debtors.

(b) Historically, the Debtors performed an ongoing review of the cancellation and collection reserve using a static pool analysis on the pay to maturity results of the portfolio of consumer receivables. The most current static pool analysis on the pay to maturity performance was done through March 31, 2003.

As of May 31, 2004, the Debtors increased the collection and cancellation reserve to reflect changes in the portfolio based on current activity. This adjustment resulted in a reduction in the realizability of the accounts receivable balance.

(c) The amounts included in accounts payable and accrued expenses under the caption "Post Petition Liabilities" are consistent with the Debtors' historical accounting practice for recognition of liabilities. As of May 31, 2004, there has been no final determination as to the classification of certain of these liabilities as Pre or Post Petition.

(d) Through May 31, 2004, aggregate distributions of $2,413,073 have been made to the secured lender in partial repayment of the secured debt.